SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 9, 2003

(Date of earliest event reported)

GUITAR CENTER, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File:	95-4600862
(State or other jurisdiction of incorporation or organization)	000-22207	(I.R.S. Employer Identification No.)

5795 Lindero Canyon Road
Westlake Village, California 91362

(Address of Principal executive offices, including zip code)

(818) 735-8800

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Guitar Center, Inc. issued a press release dated June 9, 2003, which press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Exhibits.

(c)       Exhibits:

99.1     Press release issued by Guitar Center, Inc., dated June 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: June 9, 2003	By	/S/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Guitar Center, Inc., dated June 9, 2003.